UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 25, 2018
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CARTER VALIDUS MISSION CRITICAL REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-54675	27-1550167
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01    Other Events.
Distributions Authorized
The board of directors ("Board") of Carter Validus Mission Critical REIT, Inc. (the "Company") approved and authorized a daily distribution to the Company’s stockholders of record as of the close of business on each day of the period commencing on November 1, 2018 and ending on November 30, 2018. The distributions will be calculated based on 365 days in the calendar year and will be equal to $0.000876712 per share of common stock, which will be equal to an annualized distribution rate of 6.0%, based on the estimated per share net asset value of $5.33. The distributions declared for the record dates in November 2018 will be paid in December 2018. The distributions will be payable to stockholders from legally available funds therefor.
Second Amended and Restated Share Repurchase Program
The Board approved and adopted the Second Amended and Restated Share Repurchase Program (the “Second Amended & Restated SRP”), which will be effective thirty days from the filing date of this Current Report on Form 8-K. The purpose of the Second Amended & Restated SRP is to update the definition of "Repurchase Date" in order to clarify that the Company will either accept or reject a repurchase request by the first day of each quarter, and will process accepted repurchase requests on or about the tenth day of such quarter. Further, if a repurchase is granted, the Company or its agent will send the repurchase amount to each stockholder, estate, heir, or beneficiary on or about the tenth day of such quarter. Except as set forth in this Current Report on Form 8-K, the material terms of the Second Amended & Restated SRP remain unchanged from those reported in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 30, 2018 regarding the Amended and Restated Share Repurchase Program.
The material terms of the Second Amended & Restated SRP are qualified in their entirety by the Second Amended & Restated SRP included as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Second Amended and Restated Share Repurchase Program.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER VALIDUS MISSION CRITICAL REIT, INC.

Dated: October 25, 2018	By:	/s/ Todd M. Sakow
	Name:	Todd M. Sakow
	Title:	Chief Financial Officer